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                                                                   EXHIBIT 10.16



                            IMPOUND ACCOUNT AGREEMENT


This Impound Account Agreement (the "Agreement") is made and entered into as of January 26, 2000 by and among Humboldt Bancorp, a California corporation ("Company") and Pacific Coast Bankers' Bank, a California banking corporation ("Impound Agent").

1.      RECITALS OF FACT.

        It is anticipated that Company will offer shares of its common stock for sale pursuant to a registration statement filed with the Securities Exchange Commission (the "Offering"). The Company desires that all funds received from various persons (the "Subscribers") as subscriptions for shares of Company's stock be placed in an impound account with a bank or trust company authorized to do business in California, and desires that Impound Agent act as the depository for such funds. The Company intends at this time to issue and sell a minimum of $4,000,000 worth of shares and a maximum of $8,000,000 worth of shares of its stock at a price to be determined by the Company and to deposit all funds received from the Subscribers as subscriptions for such shares with Impound Agent as depository.

2.      APPOINTMENT OF IMPOUND AGENT AS ESCROW AGENT.

        The Company hereby appoints Pacific Coast Bankers' Bank as Impound Agent and Pacific Coast Bankers' Bank hereby accepts such appointment, subject to the terms and conditions set forth in this Agreement.

3.      SUBSCRIPTION FUNDS HELD IN IMPOUND ACCOUNT.

        All funds received from the issuance of shares of the Company's stock will be placed in an escrow account with Impound Agent, to be held by Impound Agent. Such funds shall not become the property of or be released to Company unless and until Company has sold the minimum of $4,000,000 worth of shares of common stock and held its first closing. After the Company has held its first closing, the Company may hold as many other closings as it deems appropriate until it has sold $8,000,000 worth of shares, upon five (5) days notice to Impound Agent, on which dates Impound Agent shall release additional funds received from Subscribers to the Company. The Offering will end on the earlier of (i) 45 days from the effective date of the registration statement with the right to extend such date by an additional 15 days, (ii) the date on which Company sells its final shares totaling $8,000,000, or (iii) such earlier date on which Company decides to close Offering.

4.      SUBSCRIPTIONS FOR SHARES.

        Subscription agreements for shares of the Company's common stock will be completed and submitted to Impound Agent in triplicate, along with checks and other payment orders for the



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amount of the subscriptions. Checks and other payment orders shall be made payable to Pacific Coast Bankers' Bank fbo "Humboldt Bancorp". The Company will inform Impound Agent of its intent to accept or reject subscriptions or to accept a subscription in part. If any subscriptions are rejected or accepted only in part, Impound Agent will refund the rejected amount to the Subscriber. Upon a closing of the Offering, Impound Agent will return one copy of the subscription agreement to the Subscriber, return one copy to Company, and retain one copy for Impound Agent's records.

5.      INVESTMENT OF IMPOUND FUNDS.

        All funds received from the Subscribers as subscriptions for shares of the Company's stock which are accompanied by copies of executed subscription agreements for such subscriptions including any interest earnings on such funds, will be placed in an impound account (the "Impound Account") with Impound Agent, to be held by Impound Agent in the manner provided in this Agreement.

        Upon the clearing of checks received for subscriptions for shares under normal banking practices and as and when directed in writing by Company, Impound Agent shall invest and reinvest available funds deposited with it pursuant to this Agreement in either (a) short-term (not to exceed 90 days) negotiable direct obligations of the U.S. Treasury, (b) short term certificates of deposit issued by Impound Agent, or (c) overnight federal funds. Such investments shall at all times be subject to and authorized in accordance with the applicable laws and regulations. Impound Agent shall not be liable or responsible for any loss resulting investments made pursuant to this Section 5, except for losses which result from the gross negligence or intentional misconduct of Impound Agent.

6.      TERM.

        This Impound Agreement shall commence as of the date set forth above and shall expire upon distribution of the Impound Account as described in Section 7, below.

7.      DISTRIBUTION.

        a. Upon receipt of notice to Impound Agent that the minimum of $4,000,000 worth of shares of Company's common stock have been fully subscribed, Impound Agent will release all funds (including interest earned thereon) in the Impound Account to Company on the first closing date, pursuant to Company's written instruction signed by two of its officers.

        b. If Company has not sold the minimum shares required by 45 days from the effective date of the registration statement with the right to extend such date by an additional 15 days and directs Impound Agent to distribute the Impound Account to the Subscribers, then the Impound Account shall be distributed to the Subscribers as follows: each Subscriber shall receive the full amount of his or her subscription, with interest and without deduction for expenses.



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        c. In the event that the Impound Account is distributed pursuant to
Section 7b, above, all remaining obligations of Company described in Sections 9, 10a, 10b and 10f shall, without any further notice, become the obligation of Company. The obligations created pursuant to this Section 7c shall continue after the expiration of this Agreement.

        d. In the event that the Impound Account is distributed pursuant to
Section 7b, above, Impound Agent shall, as to each Subscriber, file Form 1099 with the State of California and the Internal Revenue Service, respectively.

8.      INFORMATION TO COMPANY.

        From time to time upon the request of Company, Impound Agent will provide Company with information relative to the total number of subscriptions received pursuant to this Agreement together with the aggregate number of shares for which subscriptions have been received and the total amount of funds received and collected. Upon termination or expiration of this Agreement, Impound Agent shall provide an accounting of funds received, invested and disbursed pursuant to this Agreement together with a list of Subscriber names and addresses and the number of shares purchased by each Subscriber, and shall return all original subscription agreements to Company.

9.      UNPAID CHECKS.

        In the event that any check received by Impound Agent is returned unpaid by the drawee bank, Impound Agent will resubmit the check to the drawee financial institution for repayment. In the event that any such resubmitted check is returned unpaid a second time, Impound Agent may withdraw from the funds held by it pursuant to this Agreement the amount of that check together with an amount representing the applicable savings rate payable on the amount of the check for the period during which the funds are credited as available funds under this Agreement. Impound Agent shall forward any such check to Company endorsed to Company without recourse. In the event that any such check is returned to Impound Agent as unpaid after the funds represented thereby have been distributed to any person, upon notification by Impound Agent Company shall promptly pay the amount of that check to Impound Agent and Impound Agent shall forward the check to Company endorsed to Company without recourse.

10.     RIGHTS OF IMPOUND AGENT.

        a. Company agrees to pay the regular fees of Impound Agent, as stated on the attached fee schedule, as well as any reasonable fees for extraordinary services performed by Impound Agent pursuant to this Agreement and agreed to in writing by Company. Company also agrees to pay and/or reimburse Impound Agent for its reasonable expenses and disbursements, including those of its agents, consultants and attorneys. The obligations described in this section shall continue notwithstanding the expiration or termination of this Agreement for any reason.



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        b. If conflicting demands are made or notices served by the parties upon
Impound Agent with respect to the Impound Account, Impound Agent shall be entitled to refuse to comply with any such claim or demand and to suspend performance of this Agreement so long as such disagreements shall continue; in so doing Impound Agent shall not be held liable for damages or interest to Company or to any person (including but not limited to Subscribers) for failure to comply with such conflicting or adverse demands, Impound Agent shall be entitled to continue to refrain and refuse to act until:

               (i) the rights of the adverse claimants have been finally adjudicated in a court assuming and having jurisdiction of the parties and/or the money, papers, and property involved in the claim or demand; and/or

               (ii) all differences have been settled by mutual agreement and Impound Agents has been notified of the settlement in a writing signed by all of the interested persons.

               In the alternative, Impound Agent may file a suit in interpleader for the purpose of having the respective rights of the claimants adjudicated, and deposit with the court all money, papers, and property held pursuant to this Agreement, and Company agrees to pay all costs, expenses and reasonable attorney's fees incurred by Impound Agent in connection therewith, the amount thereof to be fixed and a judgment thereof to be rendered by the court in such suit.

               c. Impound Agent shall act as a depository only and is not responsible or liable in any manner whatever for the sufficiency, correctness, genuineness or validity of any instrument deposited with it pursuant to this Agreement, or with respect to the form or execution of any such instrument, or the identity, authority, or rights of any person executing or depositing any such instrument.

               d. Impound Agent shall have no responsibility for notifying Company or any Subscriber of any sale, resale, loan, exchange or other transaction involving any property described in this Agreement or of any profit realized by any person or corporation in connection therewith, regardless of the fact that such transactions may be handled by Impound Agent.

               e. Company agrees to hold harmless and indemnify Impound Agent, its directors, officers, employees and agents for any loss, cost, liability, damage or expense, including reasonable attorneys' fees and expenses, arising out of or relating to this Agreement, the Impound Account, the performance of Impound Agent's duties under this Agreement, or to any offering circular, disclosure document or any subscription agreement relating to this Agreement; provided, however, that no indemnification will be made for any act of intentional misconduct or gross negligence of Impound Agent.

               f. Impound Agent:



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               (i) shall be deemed conclusively to have given and delivered any notice required to be given or delivered by it pursuant to this Agreement if the same is in writing, signed by any one of Impound Agent's authorized officers and mailed to Company at the addresses set forth in this Agreement;

               (ii) shall be entitled to consult with legal counsel and shall not be liable for any action taken or omitted by that counsel;

               (iii) shall not, by act, delay, omission or otherwise, be deemed to have waived any rights or remedies under this Agreement unless such waiver is in a writing signed by Impound Agent; a waiver by Impound Agent of any right or remedy on any one occasion shall not be construed as a bar to or waiver of any such right or remedy on any future occasion;

               (iv) shall not be liable for any action taken or omitted to be taken in good faith, and shall be liable only for its own gross negligence or intentional misconduct;

               (v) shall be entitled to rely on any paper, request, certificate, schedule, notice or other document which it in good faith believes to be genuine and to have been signed or adopted by the proper party or parties;

               (vi) shall under no circumstances be required to risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

               (vii) shall have no duties or responsibilities except those expressly set forth in this Agreement, and the permissive right of Impound Agent to do things or omit to do things as set forth in this Agreement shall not be construed as a duty.

11.     REPRESENTATIONS REGARDING IMPOUND AGENT.

        Company represents and agrees that it has not made nor will it in the future make any representation that states or implies that Impound Agent has endorsed, recommended or guaranteed the purchase, value, or repayment of the securities offered for sale by Company.

12.     MISCELLANEOUS.

        a. This Agreement may be amended only by the written agreement of Company and Impound Agent. This Agreement shall be governed by the laws of the State of California.

        b. This Agreement represents the entire agreement between Company and Impound Agent.



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        If Company or any of its officers, directors or agents has executed any other agreements or documents relating to the subject matter of this Agreement, or if any agreement is deposited under or arises out of this Agreement, Impound Agent shall not be deemed a party to or be responsible for any provision thereof unless expressly set forth in this Agreement or in a schedule to this Agreement. Impound Agent shall be under no duty to enforce any such other agreement. In case of any conflict between this Agreement and any such other agreement or document or any schedule thereto, the provisions of this Agreement shall be controlling.

        c. This Agreement may be executed and entered into in several counterparts, each of which shall be deemed to be an original, and all of which shall constitute but one and the same instrument.

        d. Impound Agent will not resign as Impound Agent under this Agreement after the receipt of any funds from Subscribers without the express written consent of Company.

        e. Any notice, report, demand, waiver or consent required or permitted pursuant to this Agreement shall be in writing and shall be given by prepaid first class mail, addressed as follows:



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        To Impound Agent:

        Mail Instructions
        340 Pine Street, Suite 401
        San Francisco, CA 94104
        Attention:  Impound Account

        Wire Instructions
        Pacific Coast Bankers' Bank
        ABA No.   121042484
        Attention:  Impound Account FBO

        To Company:
        Humboldt Bancorp
        701 Fifth Street
        Eureka, California 95501
        Attention:  Theodore Mason, President

IN WITNESS WHEREOF, Company and Impound Agent have executed the Agreement on the day and year first written above.

HUMBOLDT BANCORP
("COMPANY")




-----------------------------------          -----------------------------------
By:  Theodore Mason                          By:
Its: President                               Its:



PACIFIC COAST BANKERS' BANK
("IMPOUND AGENT")




-----------------------------------
By:  Tracy Holcomb
Its: Senior Vice President & COO



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                                SCHEDULE OF FEES



Basic Impound Account Fee                               $1,500.00

Subscription Fee                                        $5.00 per Subscription

Rejected/Return Subscription Fee                        $10.00 per Subscription

Return Checks                                           $10.00 per check

Miscellaneous Fees at cost:                             Postage
                                                        Envelopes
                                                        Address Stamp
                                                        Overnight Mail

Fees are due and payable upon the release of funds to Company humboldt\finals-1amd#1docs\exh10.15-impoundag\1-27-00-2:51pm



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